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                                                                    EXHIBIT 10.1

     THIRD AMENDMENT TO LEASE entered as of September 25, 1998 between BA LEASING & CAPITAL CORPORATION, a California corporation with its principal office at 555 California Street, 4/th/ Floor, San Francisco, California 94104 ("Lessor") and IMAGE ENTERTAINMENT, a California corporation, with its principal office at 9333 Oso Avenue, Chatsworth, California 91311-6089 ("Lessee") with reference to the following:

A. Lessor and Lessee have entered into a Lease Intended as Security, dated as of March 19, 1997; an Amendment to Lease dated as of March 19, 1997; and Second Amendment to Lease, dated February 6, 1998 (the "Lease"; all defined terms therein not defined herein being used with their meanings as defined therein); and

B. Lessor and Lessee now desire to amend the Lease further as hereinafter set forth:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Utilization set forth in Paragraph D of the Appendix shall be extended from "September 30, 1998" to "NOVEMBER 30, 1998."

     Except as is herein specifically amended, all of the terms, covenants, and provisions of the Lease remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Lease as of the day and year written above.


BA LEASING & CAPITAL CORPORATION             IMAGE ENTERTAINMENT, INC.



By: /s/ ALBERT NORONA                        By: /s/ JEFF M. FRAMER
   -----------------------------                ----------------------------

Title: Vice President                        Title: Chief Financial Officer
      --------------------------                   -------------------------

Address:    555 California St.             Address:  9333 Oso Ave.
            4/th/ Fl.                                Chatsworth, CA  91311-6089
            San Francisco, CA  94104                 Attn: Jeff Framer
            Attn: Contract Administration
            Facsimile No. (415) 765-7373             Facsimile No. (818)407-9331